SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: October 27, 2004

                           LIFELINE THERAPEUTICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Colorado                    000-30489                  84-1097796
 ---------------------------   ----------------------         -----------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                6400 South Fiddler's Green Circle, Englewood, CO    80111
                   ------------------------------------------      --------
                  (New address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (720) 488-1711

                           YAAK RIVER RESOURCES, INC.
           -----------------------------------------------------------
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     Lifeline Therapeutics, Inc. (the "Company") has entered into employment agreements to be with new management as approved by the Company's existing board of directors. The employment agreements will provide for a term of two years, will be terminable for cause or upon a change of control, and will provide for base salaries as follows:

     William Driscoll -- $180,000 per year

     Paul Myhill -- $120,000 per year

     Daniel W. Streets -- $120,000 per year

     Following the completion of the reorganization, the Company expects to obtain normal employee benefits (such as health insurance and life insurance), and may provide its executives and other employees additional benefits.

Item 1.02 Termination of a Material Definitive Agreement

     None

Item 1.03 Bankruptcy or Receivership

     None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 26, 2004, the Company has completed the reorganization by which it acquired approximately 81% of the outstanding capital stock of Lifeline Nutraceuticals Corporation ("Lifeline Nutraceuticals") pursuant to a Plan of Reorganization that was previously announced. The Company also assumed $240,000 of convertible indebtedness and $559,000 of bridge capital financing that had previously been issued by Lifeline Nutraceuticals.

The following table sets forth (and as adjusted for the issuance of shares to shareholders of Lifeline Nutraceuticals holding 81% of the outstanding Lifeline Nutraceuticals common stock), certain information with respect to the common stock beneficially owned by: (i) each Director, nominee and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group. If the Company acquires more than 80% of the outstanding shares, the ownership interests of each of the named persons will be diluted.



     (i) each Director, nominee and executive officer of the Company:

 Name and Address of         Pre-Transaction Amount         Post         Post Transaction
 Beneficial Owner            and nature of Number of     Transaction        % of Class
                              Beneficial Ownership
                                     Shares

Blaize N. Kaduru (1)                   0                      0                 0%
423 Baybridge Drive
Sugarland, TX  77478

Robert Pike (1)                      10,000                 10,000            .06%
423 Baybridge Drive
Sugarland, TX  77478

William Driscoll (2)                   0                   5,623,800        34.34%
6400 South Fiddler's
Green Circle, Suite 1750
Englewood, CO 80111

Paul Myhill (2)                        0                   4,699,890         28.70%
6400 South Fiddler's
Green Circle, Suite 1750
Englewood, CO 80111

Daniel W. Streets (2)(3)               0                   2,008,500         12.27%
6400 South Fiddler's
Green Circle, Suite 1750
Englewood, CO 80111

Christopher J. Micklatcher (2)         0                    562,380           3.43%
6400 South Fiddler's
Green Circle, Suite 1750
Englewood, CO 80111

(1) Resigning Director
(2) New Director
(3) Does not includes shares that may be acquired by Mr. Streets' wife's Roth
IRA if she should chose to convert the $82,000 she has invested through Bridge
Loan financing into the Private Placement or exercise the warrants attached to the Private Placement or the warrants attached to the Bridge Loan financing.
Conversion price and the exercise price of the attached warrants cannot be determined until the Private Placement share price is determined.
All of the above disclaim any beneficial ownership in shares of the Company owned by other family members.

     (ii) each person who owns beneficially more than 5% of the common stock
(based on the Company acquiring approximately 81% of the outstanding common stock of Lifeline Nutraceuticals as described above):




Name and Address of       Pre-Transaction Amount and         Post Transaction     Post Transaction
Beneficial Owner            and nature of Number of                                  % of Class
                              Beneficial Ownership
                          Shares (post-reverse split)
Eric Sunsvold                        98,450                        98,450               .60%
423 Baybridge Drive
Sugarland, TX  77478

Donald J. Smith                     405,617 (1)                   456,618              2.80%
2501 E. Third Street
Casper, WY  82609

Darrell Benjamin                     63,603                        63,603               .39%
6658 S. Starlight Rd.
Morrison, CO 80465

William Driscoll (2)                   0                        5,623,800             34.34%
6400 South Fiddler's
Green Circle, Suite 1750
Englewood, CO 80111

Paul Myhill (2)                        0                        4,699,890             28.70%
6400 South Fiddler's
Green Circle, Suite 1750
Englewood, CO 80111

Daniel Streets(2)                      0                        2,008,500             12.27%
6400 South Fiddler's
Green Circle, Suite 1750
Englewood, CO 80111

Joseph McCord                          0                        1,928,160             11.78%
6400 South Fiddler's
Green Circle, Suite 1750
Englewood, CO 80111



(1) The figure shown includes 147 shares held in the name of Suvo Corp. Mr.
Smith is the beneficial owner of Suvo Corp.
(2) New Director

As a result of the completion of the reorganization, the Company will be engaged in the business of marketing unique antioxidant therapies involving the body's first line of defense against oxidative stress - its three primary antioxidant enzymes: Superoxide Dismutase (SOD), Catalase (CAT) and Glutathione Peroxidase
(GPX.) The Company is in the process of developing, testing and acquiring technologies that target these three enzymes.


Item 2.02 Results of Operations and Financial Condition

     None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

     None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement

     None

Item 2.05 Costs Associated with Exit or Disposal Activities

     None

Item 2.06 Material Impairments

     None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

     None


Item 3.02 - Unregistered Sales of Equity Securities

(a)(1) On October 26, 2004, the Company completed a Plan and Agreement with Lifeline Nutraceuticals Corporation whereby the shareholders holding approximately 81% of the outstanding stock of Lifeline Nutraceuticals exchanged their stock in Lifeline Nutraceuticals for 15,385,110 shares of newly issued stock in the Company. The newly issued shares represent approximately 94% of the outstanding stock of the Company.

(2) In addition the Company exchanged $240,000 in new promissory notes for a like amount of convertible debt obligations of Lifeline Nutraceuticals. The new promissory notes contain the same privilege as the original notes to convert to shares of stock in the Company at the rate of fifty cents per share. These notes bear a 10% rate of interest and mature December 15, 2005, if not earlier converted.

(3) The Company also exchanged $559,000 in new promissory notes for a like amount of bridge note obligations of Lifeline Nutraceuticals. The bridge notes bear interest at 10% per annum and are due the earlier of six months from the date of the exchange or the closing of the first $1,000,000 of the Company's proposed private placement offering. The bridge note holder shall also receive warrants to purchase common stock to be issued in the private placement equal to the principal amount divided by the per-share offering price, with an exercise price equal to the offering pricing. The warrants shall be exercisable for a period of one year after the closing of the offering. By way of example, if the bridge note is for $100,000 and the private placement offering occurs at $2.00 per share (of which there can be no assurance), then the bridge note holder would have a warrant allowing for the purchase of 50,000 shares of Lifeline Therapeutics, Inc. common stock at $2.00.

(b) The Company used no underwriter to complete this transaction. No finders' fee, commission, or other compensation was paid. The persons who received the Company's securities are all persons who represented to the Company that they were accredited investors and who were previously securities holders associated with Lifeline Nutraceuticals.

(c) None of the securities were sold for cash, but were issued in exchange for other securities in the reorganization described above.

(d) The Company relied on the exemption from registration provided by Sections 4(2) and 4(6) under the Securities Act of 1933 for this transaction. The Company did not engage in any public advertising or general solicitation in connection with this transaction. The Company provided the accredited investor with disclosure of all aspects of our business, including providing the accredited investor with the Company's reports filed with the Securities and Exchange Commission, press releases, access to the Company's auditors, and other financial, business, and corporate information. Based on the Company's investigation, the Company believes that the accredited investors obtained all information regarding the Company they requested, received answers to all questions the posed, and otherwise understood the risks of accepting the Company's securities for investment purposes.

(e) The common stock issued is not convertible or exchangeable. The notes issued by the Company are convertible into common stock on the terms described above in paragraphs (a)(2) and (a)(3).

(f) Since the Company received no cash proceeds from the issuance of the securities, there is no use of proceeds to report.

Item 3.03 Material Modification to Rights of Security Holders

     None

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountants

     None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

     None.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

     Subject to compliance with Section 14(f) of the Securities and Exchange Act of 1934, Blaize N. Kaduru and Robert Pike acknowledged their intention to submit their resignations from the Board of Directors of the Company. Notice to Shareholders pursuant to Section 14(f) was mailed on October 20, 2004. The Company anticipates that the resignations will be executed and shall be effective ten days after the Schedule 14(f) notification was mailed to shareholders. Upon the closing of the plan of reorganization, Mr. Kaduru and Mr. Pike expanded the Company's board of directors to four persons and they appointed William Driscoll and Paul Myhill. Upon the effectiveness of the resignations, Messrs. Driscoll and Myhill will appoint Daniel W. Streets and Christopher J. Micklatcher to fill the two vacancies created by Messrs. Kaduru's and Pike's resignation.

Stock ownership of New Directors:

William Driscoll                            5,623,800                  34.34%
Paul Myhill                                 4,699,890                  28.70%
Daniel W. Streets                           2,008,500                  12.27%
Christopher J. Micklatcher                    562,380                   3.43%

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The following sets forth the names and ages of the current Directors, nominees for directors and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a Director or executive officer. The Directors serve one year terms or until their successors are elected. The Company has not had standing audit, nominating or compensation committees of the Board of Directors or committees performing similar functions. All such applicable functions have been by the Board of Directors as a whole. During the fiscal year ended December 31, 2003, the Board of Directors held no formal meeting. There are no family relationships among any of the Directors, nominees or executive officers.

BLAIZE N. KADURU. Mr. Kaduru is an Adjunct Professor, teaching economics and business related college courses at Wharton Junior College in Sugarland, Texas, since January 2003. Previously, he was Executive Vice President of Business Development for Wireless Communications Technology, Inc., a spin-off of Prodigy

Communications Inc. in Houston, Texas. Mr. Kaduru will resign as CEO, President and Secretary/Treasurer of Yaak River Resources, Inc. at the completion of the transactions contemplated in the Plan and Agreement of Reorganization and will resign as Director effective 10 days after the Notice to Shareholders is mailed, in compliance with Section 14f of the Securities Exchange Act of 1934.

ROBERT PIKE. Mr. Pike has been Vice President and a Director of the Company since December 21, 1999. Mr. Pike is a retired banker. For more than the past five years, he has been an investor. Also for more than the past five years, Mr. Pike has been President and sole owner of Bob Pike Associates, Inc., a real estate consulting and inspection firm, based in Englewood, Colorado, that serves financial institutions. Mr. Pike will resign as Vice President of Yaak River Resources, Inc. at the completion of the transactions contemplated in the Plan and Agreement of Reorganization and will resign as Director effective 10 days after the Notice to Shareholders is mailed, in compliance with Section 14f of the Securities Exchange Act of 1934.

WILLIAM J. DRISCOLL, will become PRESIDENT AND a DIRECTOR. Mr. William Driscoll has a background in management and marketing. At 25 he was the plant manager or United Solder Wrap and became the President of Union Petroleum in 1987. He entered the financial industry in 1988 and within three years was promoted to branch manager, regional manager and finally national sales manager of L. F. Thomson.

Mr. Driscoll has worked at such nationally-respected firms as Dean Witter and Merrill Lynch. Mr. Driscoll has held speaking engagements at several Fortune 500 companies including American Airlines, Alcatel, E Systems, 3M and Rockwell International. From 1998 until 2003 he was President of Destiny Advisors, a "Strategic Management" consulting firm who assisted companies with writing business plans and news releases, in addition to recruiting key personnel for client companies, including CEO's, CFO's, directors and qualified marketing persons.

PAUL R. MYHILL, will become VICE PRESIDENT and a DIRECTOR. Paul Myhill received his MBA from the University of Texas at Austin in 1990, in Marketing Brand Management). As a self-employed entrepreneur and consultant since 1989, he has been involved in planning, funding, and launching business ventures. During that period, he has led six different business ventures which all required significant capital investment and bottom-line management. Mr. Myhill's specialization is in the area of business and product marketing. He is the former owner of an advertising and media placement agency, USAboards, Inc., co-owner of a financial public relations firm, Fair Market Value, LLC, and founder and President of NABO, Inc., a specialty distribution business with multiple warehouse operations. Mr. Myhill has developed and overseen many marketing and product distribution plans. Mr. Myhill filed for personal bankruptcy in Texas in November 1997, and received a discharge in April 1998. The personal bankruptcy resulted from the failure of a business he was managing where personal and business funds and expenses were co-mingled.

Mr. Myhill has served on numerous corporate boards (for-profit and non-profit) and presently sits on the board of directors for Brookstone Christian Academy of Colorado as an organizational and promotional advisor. From December of 1998 to April of 2002 Mr. Myhill was Director of Missions at Bent Tree Bible Fellowship and then from April of 2002 to November of 2002 he became Director of Projects at Chinese Children's Charities. In November of 2002 he was Pastor of Missions and Membership at Faith Baptist Church until September of 2003.

CHRISTOPHER J. MICKLATCHER, will become a DIRECTOR. Mr. Micklatcher has been a certified public accountant and attorney practicing in the state of Michigan since 1990. Mr. Micklatcher graduated from the University of Michigan in 1980 with a BBA in Finance and Accounting, and (in 1984) from Wayne State Law School with a J.D. specializing in Tax Law. He is currently licensed as both a certified Public Accountant and Attorney. Mr. Micklatcher has specialized in implementing accounting, compliance and tax systems for clients ranging from Fortune 100 companies to small start up operations. He is the President of Alternative Tax Solutions, a full service legal, accounting, tax preparation and consulting practice specializing in assisting small businesses and individuals. Mr. Micklatcher is a member of the American Institute of Certified Public Accountants as well as the Michigan Bar Association. Mr. Micklatcher was Director of Triad Innovations, Inc. (2001-2002) and President in 2002.

DANIEL W. STREETS, will become SECRETARY, TREASURER and a DIRECTOR. Mr. Streets was a Manager of KPMG Peat Marwick (from June 1975 to June 1983) and has served as the CFO of six corporations, including high-volume companies with annual revenues in excess of $400,000,000. A few of these companies include Vista Travel Ventures from May of 1999 to February of 2001 and Sopris Development Group from May 2001 to December of 2003. Mr. Streets graduated from The Ohio State University in 1975 with a bachelor's degree in business administration.

The Company does not have an audit committee, nominating committee, or other committees of the board. Since the Company has not historically had a nominating committee, all directors participated in determining who the nominees to the board of directors would be. All directors review the financial statements and interact with the Company's auditors. The new board of directors believes that at this current stage of development and financial capability, it would be cost prohibitive to establish a nominating committee or an audit committee. Consequently the entire board of directors will continue to perform those functions.

The board of directors has established a process to communicate with the directors. All communications should be sent to one of the named directors at the Company's address, Lifeline Therapeutics, Inc., Suite 1750, 6400 South Fiddler's Green Circle, Englewood, CO 80111.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

     The Board has approved amended and restated articles of incorporation which will be presented to the shareholders for approval at a meeting expected to be held in January or February 2005.

     The Board has also approved amended and restated bylaws that became effective on approval.


Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

     None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

     None

Section 6 - [Reserved]


Section 7 - Reulation FD

Item 7.01 Regulation FD Disclosure

     None


Section 8 - Other Events

Item 8.01 Other Events

     None


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. (b) Pro Forma financial information.

          Audited Financial Statements for Lifeline Nutraceuticals Corporation as of and for the year ended June 30, 2004 as well as unaudited proforma combined financials for Lifeline Nutraceuticals Corporation and Lifeline Therapeutics, Inc. as of and for the year ended June 30, 2004 will be filed within 71 days by amendment to this Form 8-K.

(c) Exhibits

The following exhibits are included with this filing.

     3.01 Amended and restated articles of incorporation (not yet effective, subject to shareholder approval)

     3.02  Amended and restated bylaws of Lifeline Therapeutics, Inc.

     10.01 Employment contract between William Driscoll and Lifeline Therapeutics, Inc.

     10.02 Employment contract between Paul Myhill and Lifeline Therapeutics,
           Inc.

     10.03 Employment contract between Dan Streets and Lifeline Therapeutics,
           Inc.

     10.04 Agreement and Plan of Reorganization Among Yaak River Resources, Inc. (A Colorado Corporation) and Lifeline Nutraceuticals Corporation
           (A Colorado Corporation) As Of September 21, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 27, 2004

                                            LIFELINE THERAPEUTICS, INC.




                                            By:  /s/  William J. Driscoll
                                                 -------------------------------
                                                      William J. Driscoll,
                                                      CEO/President